LoCorr Dynamic Opportunity Fund
Schedule of Investments
March 31, 2023 (Unaudited)

		Shares	Value
COMMON STOCKS: 49.63%
Aerospace & Defense: 0.70%
Mercury Systems, Inc. (a)		12,923	$660,624

Auto Parts & Equipment: 0.13%
indie Semiconductor, Inc. (a)		11,937	125,935

Banks: 1.60%
American National Bankshares, Inc.		5,675	179,897
Goldman Sachs Group, Inc.		4,036	1,320,216
			1,500,113
Beverages: 0.93%
Keurig Dr Pepper, Inc.		24,714	871,910
			871,910
Biotechnology: 0.31%
TransMedics Group, Inc. (a)		3,877	293,605

Building Materials: 0.74%
Trex Co., Inc. (a)		14,264	694,229

Commercial Services: 0.36%
Alta Equipment Group, Inc.		21,162	335,418

Computers: 1.61%
Cantaloupe, Inc. (a)		123,219	702,348
KBR, Inc.		6,234	343,182
Stratasys Ltd. - ADR (a)(b)		28,177	465,766
			1,511,296
Diversified Financial Services: 2.96%
Capital One Financial Corp.		4,617	443,970
Encore Capital Group, Inc. (a)		10,439	526,648
Evercore Partners, Inc.		11,139	1,285,218
Stifel Financial Corp.		8,844	522,592
			2,778,428
Electronics: 2.77%
Akoustis Technologies, Inc. (a)		94,405	290,767
Benchmark Electronics, Inc.		25,540	605,043
Enovix Corp. (a)		53,873	803,247
Vontier Corp.		33,113	905,309
			2,604,366
Engineering & Construction: 1.22%
Bowman Consulting Group Ltd. (a)		10,560	303,178
Dycom Industries, Inc. (a)		9,017	844,442
			1,147,620
Entertainment: 3.07%
Everi Holdings, Inc. (a)		20,449	350,701
Genius Sports Ltd. - ADR (a)(b)		152,097	757,443
Live Nation Entertainment, Inc. (a)		6,333	443,310
Vail Resorts, Inc.		5,699	1,331,742
			2,883,196
Food: 1.30%
The Real Good Food Co., Inc. (a)(e)		105,863	446,742
SunOpta, Inc. - ADR (a)(b)		65,283	502,679
United Natural Foods, Inc. (a)		10,232	269,613
			1,219,034
Hand & Machine Tools: 0.50%
Stanley Black & Decker, Inc.		5,772	465,108

Healthcare - Products: 4.29%
Axogen, Inc. (a)		54,651	516,452
Azenta, Inc. (a)		5,998	267,631
DermTech, Inc. (a)		3,608	13,277
Inari Medical, Inc. (a)		8,113	500,897
Masimo Corp. (a)		3,395	626,513
QuidelOrtho Corp. (a)		4,046	360,458
Tandem Diabetes Care, Inc. (a)		13,035	529,351
Tactile Systems Technology, Inc. (a)		41,577	682,694
Treace Medical Concepts, Inc. (a)		21,141	532,542
			4,029,815
Healthcare-Services: 1.10%
DocGo, Inc. (a)		26,279	227,313
Neuronetics, Inc. (a)		183,817	534,908
Teladoc, Inc. (a)		10,548	273,193
			1,035,414
Home Furnishings: 0.61%
Lovesac Co. (a)		19,671	568,492

Internet: 2.73%
Magnite, Inc. (a)		31,683	293,385
Pinterest, Inc. (a)		8,008	218,378
Robinhood Markets, Inc. (a)		115,514	1,121,641
Yatra Online, Inc. - ADR (a)(b)(e)		405,085	931,695
			2,565,099
Lodging: 0.20%
Full House Resorts, Inc. (a)		26,537	191,863

Oil & Gas: 1.72%
APA Corp.		12,725	458,863
Comstock Resources, Inc.		10,406	112,281
Seadrill Ltd. - ADR (a)(b)		9,898	397,504
Transocean Ltd. - ADR (a)(b)		68,048	432,785
Valaris Ltd. - ADR (a)(b)		3,285	213,722
			1,615,155
Pharmaceuticals: 0.21%
Assertio Holdings, Inc. (a)		31,680	201,802

Private Equity: 0.47%
KKR & Co., Inc.		8,374	439,802

Retail: 3.31%
American Eagle Outfitters, Inc.		49,455	664,675
Dave & Buster’s Entertainment, Inc. (a)		29,724	1,093,546
Dollar General Corp.		728	153,215
Noodles & Co. (a)		61,300	297,305
RH (a)		1,811	441,069
Ulta Beauty, Inc. (a)		833	454,543
			3,104,353
Semiconductors: 4.01%
Axcelis Technologies, Inc. (a)		1,849	246,379
AXT, Inc. (a)		72,241	287,519
Cirrus Logic, Inc. (a)		6,634	725,627
MaxLinear, Inc. (a)		13,353	470,159
Semtech Corp. (a)		17,984	434,134
Silicon Motion Technology Corp. - ADR (b)		9,385	614,905
SiTime Corp. (a)		947	134,692
Synaptics, Inc. (a)		4,231	470,276
Veeco Instruments, Inc. (a)		17,789	375,881
			3,759,572
Software: 9.26%
Absolute Software Corp. - ADR (b)		50,150	392,675
Augmedix, Inc. (a)(e)		197,913	344,369
Everbridge, Inc. (a)		13,159	456,223
Fidelity National Information Services, Inc.		15,967	867,487
Gitlab, Inc. (a)		12,888	441,930
Lightspeed Commerce, Inc. - ADR (a)(b)		35,245	535,019
New Relic, Inc. (a)		12,173	916,505
Pagerduty, Inc. (a)		5,271	184,380
Porch Group, Inc. (a)		103,730	148,334
PROS Holdings, Inc. (a)		21,480	588,552
SentinelOne, Inc. (a)		26,748	437,597
Take-Two Interactive Software, Inc. (a)		3,847	458,947
Twilio, Inc. (a)		6,840	455,749
Zeta Global Holdings Corp. (a)		69,223	749,685
Zoom Video Communications, Inc. (a)		23,237	1,715,820
			8,693,272
Telecommunications: 3.51%
ADTRAN Holdings, Inc.		22,165	351,537
Calix, Inc. (a)		6,138	328,935
Cambium Networks Corp. - ADR (a)(b)		43,018	762,279
Extreme Networks, Inc. (a)		42,544	813,441
Harmonic, Inc. (a)		71,374	1,041,347
			3,297,539
TOTAL COMMON STOCKS (Cost $45,766,689)			46,593,060

EXCHANGE TRADED FUND: 0.39%
Vanguard Small-Cap Growth ETF		1,678	363,136
TOTAL EXCHANGE TRADED FUND (Cost $363,317)			363,136

REAL ESTATE INVESTMENT TRUSTS: 3.23%
Hudson Pacific Properties, Inc.		13,940	92,701
Kimco Realty Corp.		92,559	1,807,677
Park Hotels & Resorts, Inc.		54,065	668,244
Regency Centers Corp.		7,522	460,195
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,983,018)			3,028,817

SHORT TERM INVESTMENT: 34.69%		Principal Amount
MONEY MARKET DEPOSIT ACCOUNT: 34.69%
U.S. Bank N.A, 4.73% (c)		32,565,100	32,565,100
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $32,565,100)			32,565,100
TOTAL SHORT TERM INVESTMENT (Cost $32,565,100)			32,565,100

TOTAL INVESTMENTS (Cost $81,678,124): 87.94%			82,550,113
Other Assets in Excess of Liabilities: 12.06% (d)			11,319,360
TOTAL NET ASSETS: 100.00%			$93,869,473

(a)			Non-dividend income producing security.
(b)			Foreign issued security.
(c)
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of March 31, 2023.

(d)			Includes assets pledged as collateral for securities sold short and derivative instruments. At March 31, 2023 the value of these assets and liabilities total $28,805,620.
(e)			These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities is $1,722,806, which represents 1.84% of total net assets.

ADR	American Depositary Reciept

LoCorr Dynamic Opportunity Fund
Schedule of Securities Sold Short
March 31, 2023 (Unaudited)

		Shares	Value
COMMON STOCKS: (21.04)%
Advertising: (0.58)%
Interpublic Group of Cos., Inc.		(14,698)	$(547,354)

Aerospace & Defense: (0.23)%
Lockheed Martin Corp.		(456)	(215,565)

Airlines: (0.14)%
Delta Air Lines, Inc. (a)		(1,935)	(67,570)
United Continental Holdings, Inc. (a)		(1,481)	(65,534)
			(133,104)
Apparel: (0.47)%
Urban Outfitters, Inc. (a)		(15,921)	(441,330)

Auto Parts & Equipment: (1.99)%
BorgWarner, Inc.		(11,194)	(549,737)
Dorman Products, Inc. (a)		(2,805)	(241,959)
Gentex Corp.		(9,553)	(267,771)
Lear Corp.		(3,934)	(548,754)
Visteon Corp. (a)		(1,655)	(259,554)
			(1,867,775)
Building Materials: (0.40)%
Armstrong World Industries, Inc.		(5,229)	(372,514)

Commercial Services: (0.01)%
Target Hospitality Corp. (a)		(431)	(5,663)

Computers: (0.38)%
Crowdstrike Holdings, Inc. (a)		(964)	(132,319)
HP, Inc.		(7,547)	(221,504)
			(353,823)
Cosmetics & Personal Care: (0.40)%
The Beauty Health Co. (a)		(29,927)	(377,978)

Electronics: (0.62)%
Knowles Corp. (a)		(21,129)	(359,193)
Vishay Intertechnology, Inc.		(9,729)	(220,070)
			(579,263)
Engineering & Construction: (0.40)%
AECOM		(1,551)	(130,780)
Frontdoor, Inc. (a)		(8,606)	(239,935)
			(370,715)
Entertainment: (0.97)%
Caesars Entertainment, Inc. (a)		(11,262)	(549,698)
Red Rock Resorts, Inc.		(8,094)	(360,750)
			(910,448)
Healthcare - Products: (0.46)%
Merit Medical Systems, Inc. (a)		(1,814)	(134,145)
Repligen Corp. (a)		(1,763)	(296,819)
			(430,964)
Home Builders: (0.62)%
Lennar Corp.		(4,192)	(440,621)
PulteGroup, Inc.		(2,471)	(144,010)
			(584,631)
Internet: (0.68)%
Hims & Hers Health, Inc. (a)		(13,089)	(129,843)
Q2 Holdings, Inc. (a)		(6,542)	(161,064)
Shutterstock, Inc.		(1,861)	(135,109)
Solo Brands, Inc. (a)		(29,964)	(215,142)
			(641,158)
Leisure Time: (0.57)%
Vista Outdoor, Inc. (a)		(13,774)	(381,678)
YETI Holdings, Inc. (a)		(3,835)	(153,400)
			(535,078)
Lodging: (1.40)%
Hilton Grand Vacations, Inc. (a)		(11,530)	(512,278)
Hyatt Hotels Corp. (a)		(1,154)	(129,006)
Marriott International, Inc.		(774)	(128,515)
MGM Resorts International		(12,298)	(546,277)
			(1,316,076)
Machinery - Construction & Mining: (0.59)%
Caterpillar, Inc.		(2,407)	(550,818)

Machinery-Diversified: (0.92)%
Rockwell Automation, Inc.		(1,873)	(549,632)
Wabtec Corp.		(1,330)	(134,410)
Xylem, Inc.		(1,661)	(173,907)
			(857,949)
Oil & Gas: (0.23)%
Hess Corp.		(1,650)	(218,361)

Oil & Gas Services: (0.23)%
Schlumberger Ltd. - ADR (b)		(4,453)	(218,642)

Retail: (2.45)%
Dick’s Sporting Goods, Inc.		(3,085)	(437,731)
Dutch Bros, Inc. (a)		(9,860)	(311,872)
Floor & Decor Holdings, Inc. (a)		(5,116)	(502,494)
Hibbett, Inc.		(2,645)	(156,002)
Home Depot, Inc.		(1,873)	(552,760)
Papa John’s International, Inc.		(2,871)	(215,124)
Wingstop, Inc.		(696)	(127,772)
			(2,303,755)
Semiconductors: (1.44)%
Alpha & Omega Semiconductor Ltd. - ADR (a)(b)		(4,097)	(110,414)
Axcelis Technologies, Inc. (a)		(832)	(110,864)
Microchip Technology, Inc.		(6,551)	(548,843)
ON Semiconductor Corp. (a)		(5,362)	(441,400)
SiTime Corp. (a)		(1,014)	(144,221)
			(1,355,742)
Software: (3.43)%
Altair Engineering, Inc. (a)		(1,871)	(134,918)
Atlassian Corp. (a)		(1,319)	(225,773)
Blackline, Inc. (a)		(3,522)	(236,502)
Braze, Inc. (a)		(6,236)	(215,579)
Datadog, Inc. (a)		(3,079)	(223,720)
Digimarc Corp. (a)		(15,071)	(296,145)
Dynatrace, Inc. (a)		(8,349)	(353,163)
Fastly, Inc. (a)		(4,567)	(81,110)
Microsoft Corp.		(762)	(219,685)
MongoDB, Inc. (a)		(975)	(227,292)
PubMatic, Inc. (a)		(17,203)	(237,745)
Roblox Corp. (a)		(3,995)	(179,695)
Smartsheet, Inc. (a)		(9,343)	(446,595)
Sprout Social, Inc. (a)		(2,315)	(140,937)
			(3,218,859)
Telecommunications: (0.37)%
Corning, Inc.		(9,749)	(343,945)

Transportation: (1.06)%
C.H. Robinson Worldwide, Inc.		(3,175)	(315,500)
Saia, Inc. (a)		(481)	(130,870)
United Parcel Service, Inc.		(2,840)	(550,932)
			(997,302)
TOTAL COMMON STOCKS (Proceeds $19,178,026)			(19,748,812)

EXCHANGE TRADED FUNDS: (10.11)%
Direxion Daily Small Cap Bull 3X Shares		(3,939)	(126,871)
Industrial Select Sector SPDR Fund		(11,284)	(1,141,715)
iShares Russell 2000		(15,009)	(2,677,606)
iShares Russell 2000 Growth ETF		(6,883)	(1,561,202)
iShares Semiconductor ETF		(3,234)	(1,438,063)
ProShares Ultra Financials		(2,119)	(89,507)
SPDR S&P500 Trust		(5,469)	(2,238,954)
SPDR S&P Biotech ETF (a)		(2,905)	(221,390)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $9,058,171)			(9,495,308)
TOTAL SECURITIES SOLD SHORT (Proceeds $28,236,197) (31.15)%			(29,244,120)

Percentages are stated as a percent of net assets.

(a)	Non-dividend expense producing security.
(b)	Foreign issued security.

ADR	American Depositary Reciept

NOTES

Investment Valuation
Fair Value Measurement Summary
March 31, 2023 (Unaudited)

The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Opportunity Fund and the LoCorr Spectrum Income Fund (individually a ‘‘Fund’’ and collectively the ‘‘Funds’’) follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

Certain investments such as commodity pools are measured based upon NAV as a practical expedient to determine fair value and are not required to be categorized in the fair value hierarchy.

American Depositary Receipts
The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities
Equity securities, including common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies and royalty trusts, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds
The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities
Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies
With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their net asset value. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments
Financial derivative instruments, such as forward currency contracts, futures contracts, swap agreements or options contracts, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations, a pricing service at the settlement price determined by the relevant exchange or by the counterparty. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fund-linked options are stated at fair value based on the fair value of Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC and Galaxy Plus Fund - CoreCommodity Feeder Fund (558) LLC, taking into account any fees and expenses associated with the fund-linked option. Fund-linked options are generally categorized in Level 2.

Fair Value Pricing
If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●
securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●
securities for which, in the opinion of the Adviser/relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument, based upon factors that may include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securitiesmarkets or regulators, such as the suspension or limitation of trading;

● securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●
securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●
For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing
The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Fund might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Dynamic Opportunity Fund’s investments, securities sold short and other financial instruments as of March 31, 2023:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$46,593,060	$-	$-	$46,593,060
Exchange traded Fund	363,136	-	-	363,136
Real Estate Investment Trusts	3,028,817	-	-	3,028,817
Short Term Investment	32,565,100	-	-	32,565,100
Total Investments	$82,550,113	$-	$-	$82,550,113

Securities Sold Short
Common Stocks	$(19,748,812)	$-	$-	$(19,748,812)
Exchange Traded Funds	(9,495,308)	-	-	(9,495,308)
Total Securities Sold Short	$(29,244,120)	$-	$-	$(29,244,120)

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

*The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at March 31, 2023.

The LoCorr Dynamic Opportunity Fund did not hold any Level 3 assets during the period.